UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 17, 2004

                        Commission File Number 000-33215

                                EMPS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

               NEVADA                                     87-0617371
    -------------------------------            -------------------------------
    (State or other jurisdiction of            (I.R.S. Employer Identification
     incorporation or organization)                         Number)

              2319 Foothill Blvd., Suite 250, Salt Lake City, Utah
              ----------------------------------------------------
                    (Address of principal executive offices)

                                      84109
                                    ---------
                                   (Zip Code)

                                 (801) 746-3700
                 -----------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers

         On December 17, 2004, Mr. Stephen Smoot resigned from his position as interim president of EMPS Corporation (the "Company"). Mr. Smoot's resignation was not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices or as the result of any change in control of the Company. The Company will continue its search for a permanent appointment to the position of president. Until such appointment is made, Mr. Laird Garrard, our Chief Financial Officer, will serve as the interim president of the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BMB MUNAI, INC.



Date: December 22, 2004                          By: /s/ Marat Cherdabayev
                                                 -------------------------------
                                                 Marat Cherdabayev, Secretary

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